

American Battery Technology Company

OTCQB: ABML

Conference Presentation
Spring 2022

Disclaimer

OTCQB:ABML

Forward-looking statements:

The following is a presentation from American Battery Metals Corporation (ABTC). Certain statements contained in this presentation, including all statements that are not historical facts, contain forward-looking statements and forward-looking information within the meaning of applicable securities laws. Such forward-looking statements or information include, but are not limited to, statements or information with the respect to the Company's overall objectives and strategic plans, work programs, exploration budgets, and targets. Often, but not always, forward-looking statements can be identified by the use of words such as "plans", "expects", "budget", "scheduled", "estimates", "forecasts", "anticipates", or "believes", or variations of such words and phrases or statements that certain actions, events or results "may", "could", "would", "might", or "will" be taken, occur or be achieved. With respect to forward-looking statements and information contained herein, we have made numerous assumptions including that, among other things, no significant adverse changes will occur to our planned exploration expenditures, that there will be no significant delays of the completion of our planned exploration programs; as to the continued availability of capital resources to fund our exploration programs; and that the company will not experience any adverse legislative or regulatory changes. Although management believes that the assumptions made and the expectations represented by such statements or information are reasonable, there can be no assurance that any forward-looking statements or information referenced herein will prove to be accurate and actual results may differ materially from those in forward-looking statements. Forward-looking statements and information by their nature involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements or information. Factors that could cause the actual result to differ include market prices, exploration and production successes and failures, continued availability of capital and financing, inability to obtain required shareholder or regulatory approvals, and general economic market or business conditions. Forward-looking statements are based on beliefs, estimates and options of the Company's management on the date the statements are made. The Company undertakes no obligation to update forward-looking statements if circumstances or management's estimates or opinions should change except as required by applicable law. The reader is cautioned not to place undue reliance on forward-looking statements.

Opportunity: Demand for Battery Metals

OTCQB:ABML

Growing Total Addressable Market

Demand for battery metals set to **grow exponentially** through 2030

Conventional metal refiners and traditional hydrometallurgical processes are primarily focused on Nickel and Cobalt, **missing large value** from other materials

The competitive **battery recycling process of tomorrow** must be able to recover a wide range of metals in order to meet global demand

Global Battery Metals Demand (Million Tonnes/yr)



16
14
12
10
8
6
4
2
0
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Lithium
Cobalt
Nickel
Graphite
Manganese
Iron
Phosphorus
Aluminum
Copper

Global demand for battery metals on pace to surpass **$100B/yr**

Source: BloombergNEF Battery Metals Review

ABTC Company Overview

OTCQB:ABML

American Battery Technology Company (ABTC) is an advanced technology, first-mover **lithium-ion battery recycling** and **primary battery metal extraction** company that utilizes internally developed proprietary technologies to produce **domestically-sourced** battery grade critical and strategic metals at substantially **lower cost** and **lower environmental impact** than current conventionally sourced battery metals.



End Use OEMs
Battery Cells
EVs, Stationary Storage, Consumer Electronics
Cell Manufacturers
Waste Products
Useful Product Life
Waste Cells
Active/Inactive Refined Materials
Chemical Refiners
Waste Material
Second Life Applications
Lithium-Ion Battery Recycling
American Battery Technology Company
Primary Battery Metal Production
Battery Grade Metal Feedstocks
Virgin Resources
(Brines, Clays, Ores)

Lithium-Ion Battery Recycling

Processing spent lithium-ion batteries to recover and reuse battery metals

Primary Metals Extraction

Manufacturing battery metals from primary resources with new scalable technologies

Primary Metals Resource Stewardship

Managing mineral resources on leased and owned land

Enabling A Closed-Loop Circular Economy

Executive Team

OTCQB:ABML



Ryan Melsert
CEO / CTO / Director



Andrés Meza
Chief Operating Officer



David Corsaut
Chief Financial Officer



Scott Jolcover
Chief Resources Officer



Chuck Leber
Lead Construction Manager



Tiffiany Moehring
VP Marketing

Board of Directors



Ryan Melsert

CEO / CTO / Director

Slate of Independent Directors



Beth Lowery



Sherif Marakby



Julie Blunden



Rick Fezell

Opportunity: US Critical Mineral Supply Issue

OTCQB:ABML


USA
Produces < 1% of global battery materials. Heavily reliant on other countries for supply.
Chile, Bolivia and Argentina
Famous “Lithium Triangle,” collectively accounting for 58% of global lithium resources
DRC
~68% of the world’s mined cobalt
Indonesia
World’s largest nickel producer
China
80% of global refining capacity for battery materials and 60% of global graphite production
Australia
~50% global lithium production and 2nd largest nickel reserves

Source: Bloomberg NEF, Reuters, USGS Mineral Commodity Summaries (2021)

Opportunity: Regulatory Incentives

OTCQB:ABML

	Regulatory Drivers	Government Spending
United States	90% recycling of consumer electronics, EVs and grid storage batteries by 2030 Federal policies **require recycled materials** in cell manufacturing by 2030	**$150M** in R&D spending on battery recycling & collection ABTC already secured ~**$6.5M in US Grants**
China	Required **recovery rates of +80%** on battery metals in effect since 2018 Set to **increase required rates to +90%** on Nickel, Cobalt, and Manganese	**$+60B** spent to support EV industry, including R&D for battery recycling 国家能源局 National Energy Administration New Development Bank
EU	Batteries Directive mandates that **all collected batteries must be recycled** Set to increase **minimum recycling efficiency rate to +75%** in 2022	**$1.1B** Battery Alliance project to boost battery R&D European Commission

Source: US Federal Consortium for Advanced Batteries, China National Energy Administration, EU Batteries Directive and EU Battery Alliance

Opportunity: Government Funding

OTCQB:ABML

2021 Bipartisan Infrastructure Bill

- **$3 billion** in competitive grants for battery minerals and refined materials aimed at accelerating the development of the North American battery supply chain.
- An additional **$3 billion** for competitive grants aimed at building, retooling, or expanding manufacturing of batteries and battery components (such as cathodes, anodes, and electrolytes), and to establish recycling facilities in the United States.
- Recognizing the need for innovative and practical approaches to battery and critical mineral recycling, the act includes research, development, and demonstration recycling projects (**$60 million**) and efforts in cooperation with retailers (**$15 million**) and state and local governments (**$50 million**) to increase the collection of spent batteries for reuse, recycling or proper disposal. The electric drive vehicle battery recycling and second-life applications program (**$200 million**) is focused on making electric vehicles batteries (e.g., optimized designs) easier to recycle and utilize in secondary applications before recycling.
- An additional **$750 million** "Advanced Energy Manufacturing and Recycling Grant Program" to re-equip, expand or establish an industrial or manufacturing facility to reduce GHG emissions of that facility substantially below current best practices.

Biden administration, DOE announce $3 billion in new funding to support US EV battery manufacturing and recycling

Scooter Doll - Feb. 11th 2022 12:24 pm PT @SCOOTERDOLL



February 22, 2022

Current Infrastructure: The Open Loop

OTCQB:ABML

Spent Battery Dilemma

The global market is set to be **flooded with lithium-ion batteries** over the next decade

The current battery economy has no reliable, scalable and cost-efficient method for **re-introducing spent batteries into the cycle**

With battery production set to boom in the next decade, the **market desperately needs better end of life options** for spent batteries



End Use OEMs
EVs, Grid Storage Systems, Consumer Electronics
Battery Cells
Battery Cell Manufacturers
End of Life Options:
• Landfills & Poor Waste Management
• Use at Lesser Performance
• Recycle with Low Recovery
Active/Inactive Refined Materials
Chemical Refiners
Brines, Clays & Ores
Battery Metal Manufacturers
Battery-Grade Metal Feedstock

Strategic De-Manufacturing Philosophy

Founding Gigafactory Design Team



Tesla's Reno, Nevada Gigafactory: one of the **highest volume battery plants** in the world

ABTC CEO/CTO Ryan Melsert, former Tesla engineer, explains fundamentals of manufacturing processes during **Gigafactory Grand Opening** in July 2016



Treating Batteries as a Resource

Deep understanding of **raw materials processing**, refined materials synthesis, electrode manufacturing, cell/module/pack manufacturing

Leverage **knowledge of defect mechanisms** to undermine battery structure and increase efficiency for sorting and separation

Conduct all sorting and separation in a **fully-automated, hands-free process**

Current Battery Recycling Ecosystem

OTCQB:ABML

Current **Thermal** Process

<50% recovery rate
High-temperature processing
Includes discharging and dismantling

Batteries Received → High-Temp Processing → Smelting → Hydromet Refining → Re-Dissolve Metals

- Batteries Received — **Lost:** Electrolyte, Plastics
- High-Temp Processing — **Lost:** Graphite, Fluorine Emitted
- Smelting — **Lost:** Lithium, Graphite, Aluminum
- Hydromet Refining — **Lost:** Manganese

Simple Hydro Process

Expensive solvents
Limited separation
Narrow design for Ni and Co

Grinding / Shredding → **Bulk Hydrometallurgical**

- Grinding / Shredding: Limited separation of contaminants; Low removal of lesser value materials
- Bulk Hydrometallurgical: Complex removal of impurities; Need for expensive solvents

Advanced Hydro Process

>90% recovery rates
Avoids high-temperature processing
Streamlined and efficient

American Battery Technology Company

De-Manufacturing of Batteries → **Targeted Hydrometallurgical**

- De-Manufacturing of Batteries: High separation of low-value byproducts; Automated de-manufacturing process; Targeted removal of contaminants
- Targeted Hydrometallurgical: Simplified impurity removal; Highly selective recovery of products; Battery cathode specification products

Corporate Award: BASF Circularity Challenge

In 2019, BASF, one of the largest Cathode Manufacturers in North America, hosted a global competition to identify the most promising lithium-ion battery recycling technologies in the world. The winner to receive:

- Entry into BASF accelerator program, hosted by Greentown Labs in Boston, one of the largest clean technology business incubators in the world
- Cash grant and support funds, unlimited access to the BASF wet chemistry development laboratory
- Dedicated contacts within BASF (Cathode R&D, Cathode Manufacturing, Battery Metals Procurement, M&A)

Among 100 applications, ABTC was selected as sole winner of Battery Recycling Circularity Challenge

BASF We create chemistry

Stanley Black & Decker

Greentown Labs

CIRCULARITY CHALLENGE




GREENTOWN LABS

Corporate Award: US Advanced Battery Consortium

OTCQB:ABML

$2M Grant from the United States Advanced Battery Consortium

October 1st, 2021

"The overall objective is to challenge the existing recycling business model and innovate towards a value driven, self sustaining model for large format lithium-ion batteries."



GM
Ford
STELLANTIS
End Use OEMs
EVs, Stationary Storage, Consumer Electronics
Battery Cells
C4V Charging Ahead!
Cell Manufacturers
Waste Products
Useful Product Life
Waste Cells
Active/Inactive Refined Materials
BASF We create chemistry
Chemical Refiners
Waste Material
Second Life Applications
Lithium-Ion Battery Recycling
American Battery Technology Company
Primary Battery Metal Production
Battery Grade Metal Feedstocks
LiOH, NiSO4, CoSO4, MnSO4
Virgin Resources
(Brines, Clays, Ores)

- Recycling of battery packs and extraction of battery metals and refining products to meet rigorous **battery cathode feedstock specifications**
- Synthesis of new active cathode materials (>500 kg)
- Fabrication **of large-format automotive battery cells** utilizing active cathode made from recycled battery metal feedstocks
- Performance testing of large format cells made from recycled vs virgin sourced battery metals

Pilot Plant: Fernley, NV

OTCQB:ABML

ABTC continues construction progress at Fernley, building a pre-commercial recycling plant

- **20,000 MT/year** lithium-ion battery recycling pilot plant; construction commenced, **ramping operations in 2023**
- Onsite Global Development Center supports **both recycling and primary battery metal extraction technologies**; analytical lab, process lab, and piloting bays
- Global Development Center helps **de-risk the project** by proving one sub-system at a time and allowing for adaptation to new battery chemistries
- Access to low-cost electricity and utilities; nearby rail and highway infrastructure
- Located in an Opportunity Zone
- Scalable and repeatable opportunity for future plants



Pilot Plant: Fernley, NV

OTCQB:ABML

Pre-Commercial Lithium-Ion Recycling Plant Under Construction











Dual Track Approach: Primary Resources

OTCQB:ABML

Primary Resource Extraction Technology

In addition to the recycling technology, ABTC has developed a **new sustainable lithium extraction process** that is specifically tailored to Nevada-based sedimentary resources

This **strengthens domestic supply** of battery metals and **decreases US dependence on** foreign imports

ABTC also plans to secure offtake agreements with battery aggregators and black mass traders to **guarantee feedstock** for their recycling plants



End Use OEMs
Battery Cells
Cell Manufacturers
Active/Inactive Refined Materials
Chemical Refiners
EVs, Stationary Storage, Consumer Electronics
Waste Products
Waste Cells
Waste Material
Useful Product Life
Second Life Applications
Lithium-Ion Battery Recycling
Primary Battery Metal Production
Battery Grade Metal Feedstocks
LiOH, NiSO4, CoSO4, MnSO4
Virgin Resources
(Brines, Clays, Ores)

Tonopah Flats Lithium Exploration Project

OTCQB:ABML

Primary Resource Development

- Exploration of **516 unpatented lode mining claims** covering approximately **10,340 acres** of land near Tonopah, Nevada
- Initial surface sample data demonstrated grades of anomalous reported **lithium present from 260 ppm to 1,530 ppm i**n the project area; Samples with values of **300 ppm** and up are typically considered very prospective in nature
- Commenced **exploratory subsurface sampling** to further develop this resource where the sample results will be used to define the extent of the deposit in footprint, depth, and the grades of the lithium









Tonopah Flats Lithium Exploration Project

OTCQB:ABML



ABTC
Claims
Tonopah, NV
Old Tonopah Cemetery
Tonopah Historic
Mining Park

ABTC owns ~10,340 acres of lithium-bearing sedimentary claystone claims in central Nevada



American Battery Metals Corp.
Tonopah Flats Lithium Project
Nye County, Nevada
Proposed Drill Holes
and Access Roads
November 29, 2021
EXPLANATION
ABTC Ten Priority Drill Holes
ABTC PDH 1-22
Existing Access Roads
Project Area Boundary
MAP SCALE @ 8.5" X 11" 1:36,000
1" = 3000'
Datum: NAD 1983 UTM zone 11 N
Base Imagery USGS 24K Topo
Google Hybrid
NEVADA
467000.000
468000.000
469000.000
470000.000
471000.000
472000.000
473000.000

Initial sampling programs have generated materials containing greater than 1,500 ppmw Li, especially at shallow depths

Corporate Award: US DOE AMO Grant

ABTC
OTCQB:ABML

$4.5M Grant for Critical Materials Innovations

Project Initiated October 1, 2021

- Utilizing lithium-rich claystone sedimentary resource as feedstock which is unique to Western Nevada
- **Bench-scale validations** of first-of-kind ABTC technology for selective extraction of lithium from claystone resources; drastically reduced chemical reagent consumption and **environmental impact**
- Construction of **field demonstration** ~5 MT/day system that takes in claystone resource and produces **battery grade lithium hydroxide (LiOH)**
- Deployment directly to the claystone resource in Western Nevada for long duration field validations

"Field Demonstration of Selective Leaching, Targeted Purification, and Electro-Chemical Production of Battery Grade Lithium Hydroxide Precursor from Domestic Claystone Resources"

DEPARTMENT OF ENERGY · UNITED STATES OF AMERICA

DUPONT™

Plant Capacity Timeline

OTCQB:ABML

Projected Total Capacity Ramp Up


320,000 Mtpa
(Pilot Plant & 3 Plants)
220,000 Mtpa
(Pilot Plant & 2 Plants)
120,000 Mtpa
(Pilot Plant & 1 Plant)
20,000 Mtpa
(Pilot Plant)
Potential for larger capacity expansion, outside the US
2022
2023
2024
2025
2026
2027

Summary

OTCQB:ABML

American Battery Technology Company (ABTC) is a global leader in the **critical material** and **lithium-ion battery recycling** space. The Company is focused on developing technologies for the **circular economy** required for the **global energy transition** by treating spent batteries as a valuable resource, instead of hazardous waste – providing the United States with **a premier domestic source** of Lithium, Nickel, Cobalt, and Manganese.

Growing Market for Battery Recycling
+15M tonnes of lithium-ion batteries worth >$96B globally available for recycling from 2020-2030

Partnership with Industry Leaders
Close relationships with BASF, DuPont, US DOE, US Automakers, Critical Materials Institute and others

Industry Award-Winning Process
Proprietary process that reduces e-waste and pollution while conserving resources and strengthening domestic supply chain

Pilot Facility to Generate Revenue in 2022
Set to process 20,000 Mtpa of battery feedstock to produce battery-grade metals

Battery Recycling & Primary Metal Extraction
Providing disruptive and clean technology to meet accelerating demand for circular battery economy

Highly-Experienced Team
First-hand knowledge of advanced lithium-ion battery manufacturing processes at Tesla

American Battery Technology Company

info@batterymetals.com